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                                                                    Exhibit 99.2



                       CENDANT PROVIDES INFORMATION ON THE
                          COMPANY'S AFFILIATED ENTITIES
                            (As of January 31, 2002)

Cendant Corporation today provided summary information on the Company's relationships with affiliated entities.

The Company has entered into these relationships principally to support its business model of growing earnings and cash flow with minimal asset risk. The Company's financial statements reflect these relationships in accordance with generally accepted accounting principles (GAAP), and such relationships are regularly reviewed by the Company's management, its independent auditors, its Audit Committee and its Board of Directors.

INVESTMENTS IN UNCONSOLIDATED ENTITIES - As of December 31, 2001, the Company had investments in NRT Incorporated, Trip Network, FFD Development Company, Trilegiant Corporation, Tax Services of America, Homestore.com and Entertainment Publications. In accordance with GAAP, these investments are accounted for using either the cost or equity method of accounting, as appropriate, and the Company is precluded from consolidating the financial statements of these companies. In all cases, Cendant does not have a majority of the board seats or have voting control of the board of directors of each entity. Following are descriptions for each of the Company's investments in unconsolidated entities:

NRT INCORPORATED
NRT is the largest real estate brokerage firm in the United States and was formed as a joint venture with Apollo Management, L.P. Apollo owns 100% of the common stock of NRT and Cendant owns preferred stock that is convertible into an equal ownership with Apollo. NRT was established when Cendant acquired the Coldwell Banker brand and, with it, over 300 Coldwell Banker company-owned offices that became a part of the joint venture.

NRT acquires independent real estate brokerages, converts them to a Cendant brand and operates them under 50-year franchise agreements with the Company that are similar to those of all other Cendant real estate franchisees. These franchise agreements, which are recorded as an asset on Cendant's balance sheet, require NRT to pay royalty and advertising fees on its annual gross revenues to Cendant. During the year ended December 31, 2001, Cendant received approximately $200 million in royalties from NRT for the use of its tradenames.

Currently, Cendant's investment in NRT is reflected on its balance sheet as a preferred stock investment in the amount of $384 million. At December 31, 2001, NRT had $291 million in debt, which is non-recourse to Cendant. NRT has informed Cendant, for the twelve months ended September 30, 2001, its leverage ratio (debt/EBITDA as defined in its credit agreement) was 2.6 to 1.


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The Company has the option to purchase the NRT common stock held by Apollo for
$20 million. The option is exercisable beginning later in 2002 and is conditional upon Apollo receiving a payment of $166 million from NRT. If NRT is unable to make the distribution to Apollo, Cendant would be required to make the payment on behalf of NRT and would receive additional preferred stock securities in NRT.

TRIP NETWORK, INC.
Trip Network, Inc. (TNI) was established in 2001 to develop and launch an Internet travel portal initiative, and is expected to significantly expand the Internet presence of Cendant's travel brands. TNI was established with a $20 million contribution of assets in return for a preferred stock investment. Additionally, TNI was also funded in the first quarter of 2001 with approximately $85 million, which was expensed through the Company's income statement at that time. With the Galileo and Cheap Tickets acquisitions, the Company expanded the relationship by licensing and leasing the online assets of those businesses. As a result, at December 31, 2001 the Company has a prepaid asset of approximately $40 million associated with a 40-year global distribution system agreement. The prepaid asset associated with this agreement is being amortized over the 40-year period. At December 31, 2001, TNI had no debt outstanding nor is Cendant contingently liable for any debt which TNI may incur.

FFD DEVELOPMENT COMPANY, LLC
Before Cendant acquired Fairfield Resorts, Fairfield's internal development function and much of its inventory was contributed to a new, separate company, FFD Development Company, LLC ("FFD"). The initial contribution was approximately $60 million of inventory and $4 million of cash. In return, Fairfield Resorts received convertible preferred stock of FFD that may be converted into an 80% equity stake. FFD's common equity is held by an independent charitable trust.

FFD is the primary acquirer and developer of timeshare inventory for Cendant. When Fairfield Resorts or other timeshare developers identify a market for a new resort or a resort expansion, FFD, or another third-party developer, is contracted for the development effort. As with any third party development relationship, Cendant through Fairfield Resorts is only obligated to purchase the resort once it is completed to the contractual specifications, a certificate of occupancy is delivered and clear title is obtained.

FFD has its own $125 million syndicated bank facility which is non-recourse to Cendant. At December 31, 2001, $4 million was outstanding under the facility.

TRILEGIANT CORPORATION
Trilegiant, a direct marketing company, was established in July 2001. The Company entered into a 40-year agreement with Trilegiant to outsource and license the Company's individual membership and loyalty business. Cendant will receive a license fee of 5% of Trilegiant's revenues, increasing to approximately 16% over ten years. This license fee is based upon all revenues that Trilegiant generates, whether from Cendant membership products or other

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third party marketing agreements such as the recently announced partnership between Trilegiant and AOL. As previously announced, the individual membership business retained by Cendant combined with the incremental Cendant revenues expected to be generated by the license agreements with Trilegiant will contribute approximately $0.06 to $0.08 to Cendant's earnings per share in 2002.

Cendant owns preferred stock, convertible into 20% of Trilegiant, which was written off in the third quarter of 2001 as an operating expense. The Company agreed to fund approximately $100 million to Trilegiant for marketing activities; such amount is expensed through Cendant's income statement as marketing dollars are spent. As of December 31, 2001, $66 million of this marketing expense had been recognized by Cendant. In addition, Cendant has provided Trilegiant a $35 million revolving line of credit of which advances under the facility are at the sole and unilateral discretion of Cendant. At December 31, 2001, there were no advances outstanding under this line of credit. There are no contingent liabilities to Cendant from the Trilegiant relationship.

In connection with marketing agreements entered into by America On-line, Inc. and Trilegiant, Cendant entered into a $75 million loan facility with a subsidiary of Trilegiant whereby Cendant will advance funds in connection with marketing performed by Trilegiant on behalf of America On-line, Inc. Under the terms of the agreements, Trilegiant will acquire subscribers for AOL and receive commissions. As part of its existing royalty arrangement with Trilegiant, Cendant will participate in those commissions, which are expected to grow over time as these marketing programs are implemented. The subsidiary of Trilegiant will repay borrowings under the Cendant credit facility as commissions are received from America On-line, Inc. As of December 31, 2001, the outstanding balance of the loan facility was $24 million.

TAX SERVICES OF AMERICA
Tax Services of America, or TSA, was established as a joint venture between the Company's Jackson Hewitt tax preparation business and several Jackson Hewitt franchisees. With approximately $30 million in funding from Cendant, TSA launched a consolidation effort in the tax preparation industry. Between 1999 and 2001, TSA acquired practices that represent approximately 330,000 tax returns. On January 18, 2002, the Company acquired the common stock of TSA for $4 million. Accordingly, TSA will now be included in the consolidated financial statements of the Company beginning in the first quarter of 2002.

HOMESTORE.COM
The Company's investment in Homestore.com results from the sale of the Company's move.com business to Homestore.com in February 2001. In return for the assets of move.com, the Company received a 19% interest in Homestore.com, which is accounted for using the equity method of accounting. The carrying value of the Company's investment in Homestore.com has been written down to $0 due to the recent market decline in Homestore.com shares and the Company's equity share in the losses of Homestore.com. Accordingly, Cendant will no longer reflect the earnings or losses of Homestore.com in its financial results. The Company has no other commitments as it relates to this investment.

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ENTERTAINMENT PUBLICATIONS, INC.
The Company's investment in Entertainment Publications results from the disposition of this business in 1999. At that time the Company sold 85% of the business to the Carlyle Group and the remaining 15% was retained. This investment is accounted for under the equity method of accounting. It has virtually no carrying value on the Company's books and a de minimis impact on earnings. The Company has no other commitments as it relates to this investment.

CONTRIBUTIONS TO INDEPENDENT ENTITIES - Cendant, its predecessors, and companies that were acquired by Cendant, have established the following independent entities. All contributions to these entities were expensed through the Company's income statement at the time of contribution.

HOSPITALITY TECHNOLOGY TRUST
Hospitality Technology Trust ("HTT") was established in 1997 to fund the upgrade of the Company's lodging franchisees' front desk yield management and other systems. Between 1997 and 2000 the Company funded this trust with total contributions of $95 million, which amounts were expensed through the Company's income statement. At December 31, 2001, HTT had no outstanding debt. The Company has no investment in HTT and does not have any obligation to make additional contributions.

REAL ESTATE TECHNOLOGY TRUST
Real Estate Technology Trust ("RETT") was established in 1996 to provide technology services and products to Cendant's real estate franchisees. Total contributions to this trust were $120 million, including a $95 million contribution made in the first quarter of 2001, all of which has been expensed through the Company's income statement. At December 31, 2001, RETT had no outstanding debt. The Company has no investment in RETT and does not have any obligation to make additional contributions.

GIO SERVICES, L.L.C.
GIO Services, L.L.C. ("GIO Services") was established in 1999 by Galileo International, Inc. to assume a certain liability that is due to United Airlines in July 2002. Galileo contributed $97 million of assets to GIO Services in 1999. The assets are projected to yield cash proceeds on the payment date at least equal to the amount owed. In addition during 2000, Galileo contributed $27 million of assets to GIO Services related to an obligation to US Airways, which is also due in July 2002. The activities of GIO Services are strictly limited to the payment of these obligations.

CENDANT CHARITABLE FOUNDATION
Cendant Charitable Foundation was established in 2001 to serve as Cendant's vehicle for making charitable contributions to qualified organizations. During the first quarter of 2001, Cendant funded the Foundation with a $7 million contribution, which was expensed through Cendant's income statement. Future


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contributions are at the discretion of the Company. The officers of the
Foundation are all officers of Cendant Corporation.

ASSET SECURITIZATIONS - Cendant has a wholly owned subsidiary, PHH Corporation, that is a separate issuer of securities and which enjoys superior credit ratings relative to Cendant. PHH, which is consolidated into Cendant's financial statements, serves to provide lower cost financing to is real estate services and fleet management businesses.

In addition to PHH on-balance sheet borrowings, PHH utilizes three primary asset securitization facilities to support its mortgage, relocation and vehicle management businesses. Under these facilities, PHH sells assets which are legally isolated from creditor claims and removed from the effective control of PHH and therefore the securitized assets and related liabilities are not reflected on its balance sheet. These facilities allow PHH to enhance cash flow and finance its business at lower effective interest rates. THESE FACILITIES ARE NON-RECOURSE TO CENDANT AND TO PHH.

BISHOP'S GATE
Bishop's Gate Residential Mortgage Trust is an asset backed mortgage warehouse facility, which warehouses Cendant Mortgage's originated first mortgage loans until they are sold into the secondary market. Initiated in May 1998, Bishop's Gate generally purchases loans within a few days of their origination by Cendant Mortgage and holds them for a period approximating thirty days.

Bishop's Gate obtains funding for the purchase of mortgage loans primarily through the issuance of commercial paper, term notes and subordinated certificates. Commercial paper borrowings are 100% supported by a syndicated bank facility. As of December 31, 2001, Bishop's Gate had assets of approximately $2.5 billion, liabilities of approximately $2.4 billion and a total financing capacity of $3.6 billion.

Bishop's Gate commercial paper is rated A-1 by Standard & Poor's, P-1 by Moody's and F-1 by Fitch. The term notes are rated AAA by Standard & Poor's and Fitch and Aaa by Moody's. The subordinated certificates are rated BBB by Standard & Poor's and Baa2 by Moody's.

APPLE RIDGE
Apple Ridge is an asset backed securitization facility used to finance primarily equity advances secured by homes of executives of corporations (typically Fortune 500 companies) that relocate through Cendant Mobility.

In 2001, Cendant Mobility recognized less than $1 million in gains related to asset sales to Apple Ridge. At December 31, 2001, Apple Ridge had assets of $645 million and $510 million of outstanding debt. Apple Ridge notes are rated Aaa by Moody's and AAA by Standard & Poor's.

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LEAF TRUST
Leaf Trust is a facility operated by CIBC. PHH Vehicle Management Services Inc., the Company's Canadian vehicle subsidiary, utilized Leaf Trust to finance a portion of its lease receivables. The facility was first utilized in 1991. The Company maintained a subordinated interest in these receivables of approximately $21 million at December 31, 2001. Leaf Trust maintains an R-1 High rating on its commercial paper and a rating of AAA on its bonds through Dominion Bond Rating Service in Canada.

Additionally, Cendant has the following asset backed securitization facility under which Cendant sells assets which are legally isolated from creditor claims and removed from the effective control of Cendant and therefore the securitized assets and related liabilities are not reflected on its balance sheet:

FAIRFIELD RECEIVABLES CORPORATION
Fairfield Receivables Corporation and two similar entities are asset-backed borrowing facilities used to finance receivables from purchasers of Fairfield Resorts vacation ownership intervals. Fairfield has securitized timeshare receivables since the late 1980s, and at December 31, 2001, these facilities had $426 million of asset-backed debt outstanding. In 2001, Fairfield Resorts recognized approximately $8 million in gains related to asset sales. THIS FACILITY IS NON-RECOURSE TO CENDANT.



ADDITIONAL INFORMATION - Reference is made to the Company's filings on Form 10-Q and Form 10-K for Cendant Corporation, PHH Corporation and Avis Group, Inc.

STATEMENTS ABOUT FUTURE RESULTS MADE IN THIS DOCUMENT CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON CURRENT EXPECTATIONS AND THE CURRENT ECONOMIC ENVIRONMENT. THE COMPANY CAUTIONS THAT THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS. IMPORTANT ASSUMPTIONS AND OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS ARE SPECIFIED IN CENDANT'S FORM 10-Q FILED ON NOVEMBER 14, 2001.

SUCH FORWARD-LOOKING STATEMENTS INCLUDE PROJECTIONS. SUCH PROJECTIONS WERE NOT PREPARED IN ACCORDANCE WITH PUBLISHED GUIDELINES OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS OR THE SEC REGARDING PROJECTIONS AND FORECASTS, NOR HAVE SUCH PROJECTIONS BEEN AUDITED, EXAMINED OR OTHERWISE REVIEWED BY INDEPENDENT AUDITORS OF CENDANT OR ITS AFFILIATES. IN ADDITION, SUCH PROJECTIONS ARE BASED UPON MANY ESTIMATES AND ARE INHERENTLY SUBJECT TO SIGNIFICANT ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF MANAGEMENT OF CENDANT AND ITS AFFILIATES. ACCORDINGLY, ACTUAL RESULTS MAY BE MATERIALLY HIGHER OR LOWER THAN THOSE PROJECTED. THE INCLUSION OF SUCH PROJECTIONS HEREIN SHOULD NOT BE REGARDED AS A REPRESENTATION BY CENDANT OR ITS AFFILIATES THAT THE PROJECTIONS WILL PROVE TO BE CORRECT.


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